News ONEOK Releases Annual Corporate Sustainability Report TULSA, Okla. – Aug. 17, 2023 – ONEOK, Inc. (NYSE: OKE) today announced the release of its annual Corporate Sustainability Report. The report highlights the company's progress and commitment toward environmental, social and governance (ESG) performance. View the report on ONEOK’s website, www.oneok.com. Report Highlights: • Achieving reductions that equate to approximately 20% of ONEOK’s total 2030 greenhouse gas emissions reduction target, as of year-end 2022. • Achieving ONEOK’s best safety year on record related to recordable incidents in 2022. • Receiving an MSCI ESG Rating of AAA in 2022 and 2023. • Qualifying for inclusion in more than 40 ESG-related stock market indices, highlighting that ONEOK’s efforts are being recognized by investors. • Investing in energy transformation innovations, such as state-of-the-art satellite technology to monitor assets and emissions, and participating in studies and initiatives related to carbon storage and hydrogen use. • Contributing more than $9 million in charitable company contributions supporting 220 communities in 2022. • Contributing more than 30% of total charitable company contributions to diversity and inclusion-related organizations in 2022. “Throughout our more than 100-year history, ONEOK employees have been consistent in their dedication to responsible operations and doing things the right way,” said Pierce H. Norton II, ONEOK president and chief executive officer. “I am proud to share updates on our ESG-related efforts and performance through this important report, our 15th annual sustainability report. “As a leading midstream operator, the work we do is critical to meeting our country’s and the world’s increasing need for energy,” added Norton. “We remain focused on our role in the energy transformation and committed to delivering exceptional value for our stakeholders while maintaining our commitment to operating responsibly and sustainably.” ------------------------------------------------------------------------------------------------------------------- August 17, 2023 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582

ONEOK Releases Annual Corporate Sustainability Report Aug. 17, 2023 Page 2 -more- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owns one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Permian and Mid-Continent regions with key market centers and owns an extensive network of gathering, processing, fractionation, transportation and storage assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. These statements are not guarantees of future results, occurrences or performance. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements. Any statements other than statements of historical fact should be considered forward-looking statements. Forward- looking statements include the information concerning possible or assumed future results of our operations and other statements contained or incorporated herein identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “project,” “scheduled,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning. Readers should not place undue reliance on forward-looking statements and are urged to carefully review and consider the various disclosures we make from time to time with the United States Securities and Exchange Commission (SEC), which are available via the SEC's website at www.sec.gov and our website at www.oneok.com. Known and unknown risks, uncertainties and other factors, many of which are difficult to predict and beyond our control, may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: • The impact of the transformation to a lower-carbon economy, including the timing and extent of the transformation, as well as the expected role of different energy sources, including natural gas, NGLs and crude oil, in such a transformation; • The increasing focus on ESG issues, including climate change, and ESG ratings of certain investors and certain organizations that provide information to investors on corporate governance and related matters may lead to increased negative investor sentiment toward us or midstream companies in general and could cause certain investors or lenders not to lend or invest in us; • The pace of technological advancements and industry innovation, including those focused on reducing GHG emissions and advancing other climate-related initiatives, and our ability to take advantage of those innovations and developments; • The effectiveness of our risk-management function, including mitigating cyber-, human capital management-, and climate-related risks; • Our ability to identify and execute opportunities, and the economic viability of those opportunities, including those relating to renewable natural gas; carbon capture, use, and storage; other renewable energy sources such as solar and wind; and alternative low carbon fuel sources such as hydrogen; • The possibility that the potential pathways we have identified to achieve our absolute GHG emissions reduction targets are not available to us, or to the extent we otherwise are unable to make progress toward other ESG- related targets we may establish which could lead to increased scrutiny from private parties and governmental authorities related to our ESG efforts; • The ability of our existing assets and our ability to apply and continue to develop our expertise to support the growth of, and transformation to, various renewable and alternative energy opportunities, including through the positioning and optimization of our assets; • Our ability to efficiently reduce our GHG emissions (both Scope 1 and 2 emissions), including through the use of lower carbon power alternatives, management practices and system optimizations; • The necessity to focus on maintaining and enhancing our existing assets while reducing our Scope 1 and 2 GHG emissions; • The profitability of assets or businesses acquired or constructed by us;

ONEOK Releases Annual Corporate Sustainability Report Aug. 17, 2023 Page 3 -more- • The risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; and • Those factors listed under “Forward-looking Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (2022 Annual Report), and in our other filings that we make with the United States Securities and Exchange Commission (SEC), which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also affect adversely our future results. These and other risks are described in greater detail in Part I, Item 1A, Risk Factors, in our 2022 Annual Report and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is first made, and other than as required under securities laws, we undertake no, and expressly disclaim any, obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. We also do not, and do not intend, to independently verify third-party data contained in this news release or used in the estimates and assumptions necessary to certain matters discussed in this news release. ###